THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective as of the 7th day of November, 2003.

BETWEEN:

ANTARES INVESTMENTS LTD.
a British Virgin Islands company

(hereinafter called the "Subscriber")

OF THE FIRST PART

AND:

NORTHWARD VENTURES, INC.,
a Nevada corporation

(hereinafter called the "Company")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. DEFINITIONS

1.1 The following terms will have the following meanings for all purposes of this Agreement.

(a) "Agreement" shall mean this Agreement, and all schedules and amendments to in the Agreement.

(b) "Common Stock" means the Common Stock of the Company without par value.

(c) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

(d) "Subscriber" shall mean the Subscriber executing the signature page to this Agreement.

(e) "Offering" shall mean the offering of up to 520,000 Units by the Company.

(f) "Purchase Price" means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Units in accordance with Section 2.1 of this Agreement.

(g) "SEC" shall mean the United States Securities and Exchange Commission.

(h) "Securities Act" shall mean the United States Securities Act of 1933, as amended.

(i) "Shares" means those Common Stock to be purchased by the Subscriber and comprising a portion of the Units;

(j) "Unit" means a unit consisting of one (1) Share and one (1) Warrant;

(k) "Warrant" means one share purchase warrant entitling the Holder to purchase one common share of the Company at a price of $1.00 US per share during the period from the date of issue to the date that is two years from the date of issue; and

(l) "Warrant Shares" means the Common Stock issuable upon exercise of the Warrants.

1.2 The following schedules are attached to and form part of this Agreement:

Schedule A British Columbia Definition of Accredited Investor

1.3 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2. PURCHASE AND SALE OF UNITS

2.1 Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $1.00 US per Unit. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2 The purchase of the Units by the Subscriber from the Company is subject to the completion of the acquisitions by the Company of each of Bulldog Technologies Inc., a British Columbia company ("Bulldog BC") and Bulldog Technologies Inc., a Nevada corporation ("Bulldog Nevada") pursuant to the following agreements:

1. Agreement and Plan of Merger dated October 28, 2003 between Northward, Bulldog Nevada, Bulldog Acquisition Corp. and John Cockburn (the "Merger Agreement"); and

2. Share Purchase Agreement dated October 28, 2003 between Northward, Bulldog BC, John Cockburn and certain minority shareholders of Bulldog BC holding, with Mr. Cockburn, in excess of 84% of the outstanding shares of Bulldog BC (the "Share Purchase Agreement").

The closing of the purchase of the Units will complete concurrently with the closing of the acquisitions of Bulldog BC and Bulldog Nevada pursuant to the Merger Agreement and the Share Purchase Agreement.

2.3 The Purchase Price is payable by the Subscriber contemporaneously with the the closing of the acquisitions of Bulldog BC and Bulldog Nevada pursuant to the Merger Agreement and the Share Purchase Agreement. The Subscriber acknowledges that if the funds are advanced to the Company's solicitors, the solicitors shall release such funds to the Company on confirmation by the Company that the acquisitions have completed.

2.4 Upon execution by the Company, the Company agrees to sell such Units to the Subscriber for the Purchase Price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable.

2.5 Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.6 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber's address indicated on the signature page of this Agreement.

2.7 The Subscriber acknowledges and agrees that the subscription for the Units and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

3. REGULATION S AGREEMENTS OF THE SUBSCRIBER

3.1 The Subscriber represents and warrants to the Company that the Subscriber is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a U.S. Person.

A "U.S. Person" is defined by Regulation S of the Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

3.2 The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Units was received.

3.3 The Subscriber acknowledges that the Units, the Shares, the Warrants and the Warrant Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4 The Subscriber agrees not to engage in hedging transactions with regard to the Units, the Shares, the Warrants or the Warrant Shares unless in compliance with the Securities Act.

3.5 The Subscriber and the Company agree that the Company will refuse to register any transfer of the Units, the Shares, the Warrants or the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

3.6 The Subscriber agrees to resell the Units, the Shares, the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.7 The Subscriber acknowledges and agrees that all certificates representing the Units, the Shares, the Warrants and the Warrant Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT".

3.8 The Company agrees to grant to the Subscriber the right to demand that sale of the Shares and the Warrant Shares by the Subscriber be registered pursuant to the Securities Act by the filing of a registration statement with the SEC pursuant to the Securities Act on the terms and conditions of an Investor's Registration Rights Agreement to be executed by the Company and the Subscriber concurrently with the execution of this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Units to such Subscriber:

4.1 The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Units. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Units.

4.2 The Subscriber has had full opportunity to review the Company's filings with the SEC pursuant to the Securities Exchange Act of 1934, including the Company's annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and additional information regarding the business and financial condition of the Company. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company. The Subscriber has had full opportunity to discuss this information with the Subscriber's legal and financial advisers prior to execution of this Agreement.

4.3. The Subscriber acknowledges that the offering of the Units by the Company has not been reviewed by the SEC and that the Units are being issued by the Company pursuant to an exemption from registration under the Securities Act.

4.4 The Subscribers understands that the Units it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.5 The Units will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units.

4.6 An investment in the Company is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Company and the Units. The Subscriber is financially able to bear the economic risks of an investment in the Company.

4.7 The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

4.8 The Subscriber is not aware of any advertisement of the Units.

4.9 This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.10 The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (I) the legal requirements within his jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Units; and (v) any restrictions on transfer applicable to any disposition of the Units imposed by the jurisdiction in which the Subscriber is resident.

5. BRITISH COLUMBIA MATTERS

5.1 The Subscriber represents and warrants to the Company that the Subscriber is an "Accredited Investor" as defined by Subsection 1.1 of Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission and as outlined in Schedule A attached to this Subscription Agreement.

5.2 The Subscriber represents and warrants to the Company that the Subscriber is not a resident of British Columbia.

5.3 The Subscriber acknowledges that the Shares, the Warrants and the Warrant Shares may not be sold or otherwise disposed of for value in British Columbia, except pursuant to either a prospectus or statutory exemption available only in specific and limited circumstances.

6. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its head office at 1066 West Hastings Street, Suite 2120, Vancouver, British Columbia, Canada, Attention: Michael Waggett, President, and to the Subscriber at his/her address indicated on the last page of this

Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

6.3 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.
Number of Units Subscribed For:	520,000 Units
Signature of Subscriber:
Name of Subscriber:	ANTARES INVESTMENTS LTD.
Address of Subscriber:

ACCEPTED BY:

NORTHWARD VENTURES, INC.
Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:
Date of Acceptance:

SCHEDULE A
BRITISH COLUMBIA DEFINITION OF "ACCREDITED INVESTOR"

"Accredited Investor" means:

(a) a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c) an association under the Cooperative Credit Associations Act (Canada) located in Canada;

(d) a subsidiary of any person or company referred to in paragraphs (a) to (c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(e) a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

(f) an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

(g) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

(h) a municipality, public board or commission in Canada;

(i) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(j) a pension fund that is regulated by either the Office of the Superintendent of financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

(k) a registered charity under the Income Tax Act (Canada);

(l) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(m) an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and the current year;

(n) a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(o) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

(p) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

(q) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

(r) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.